Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

12.         Income Taxes

We are incorporated in Bermuda. Under current Bermuda law, we are not subject to tax on income and capital gains. We have received from the Minister of Finance under The Exempted Undertakings Tax Protection Act 1966, as amended, an assurance that, in the event that Bermuda enacts legislation imposing tax computed on profits, income, any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance, then the imposition of any such tax shall not be applicable to us or to any of our operations or shares, debentures or other obligations, until March 31, 2035.

For the taxable years ended 2019, 2018 and 2017, NCLC was treated as a disregarded entity for U.S. federal income tax purposes and will be going forward. Two of NCLC’s subsidiaries file a U.S. federal income tax return.

The components of net income before income taxes consist of the following (in thousands):

	Year Ended December 31,
	2019	2018	2017
Bermuda	$—	$—	$—
Foreign - Other	914,001	974,172	773,269
Net income before income taxes	$914,001	$974,172	$773,269

The components of the provision for income taxes consisted of the following benefit (expense) (in thousands):

	Year Ended December 31,
	2019	2018	2017
Current:
Bermuda	$—	$—	$—
United States	837	(836)	1,026
Foreign - Other	(6,294)	(5,371)	(4,616)
Total current:	(5,457)	(6,207)	(3,590)
Deferred:
Bermuda	—	—	—
United States	32,315	(2,001)	(11,370)
Foreign - Other	347	226	486
Total deferred:	32,662	(1,775)	(10,884)
Income tax benefit (expense)	$27,205	$(7,982)	$(14,474)

Our reconciliation of income tax expense computed by applying our Bermuda statutory rate and reported income tax benefit (expense) was as follows (in thousands):

	Year Ended December 31,
	2019	2018	2017
Tax at Bermuda statutory rate	$—	$—	$—
Foreign income taxes at different rates	(9,819)	(11,119)	(17,978)
Tax contingencies	(206)	(6)	946
Return to provision adjustments	1,538	3,055	(2,192)
Benefit (expense) from change in tax rate	(7)	88	4,750
Valuation allowance	35,699	—	—
Income tax benefit (expense)	$27,205	$(7,982)	$(14,474)

Deferred tax assets and liabilities were as follows (in thousands):

	As of December 31,
	2019	2018
Deferred tax assets:
Loss carryforwards	$54,122	$62,909
Other	2,356	2,013
Valuation allowance	(5,847)	(41,924)
Total net deferred assets	50,631	22,998
Deferred tax liabilities:
Property and equipment	(34,724)	(32,954)
Total deferred tax liabilities	(34,724)	(32,954)
Net deferred tax asset (liability)	$15,907	$(9,956)

We have U.S. net operating loss carryforwards of $238.8 million and $278.3 million for the years ended December 31, 2019 and 2018, respectively, which begin to expire in 2031, a portion of which relate to Prestige discussed further below.

Included above are deferred tax assets associated with our operations in Norway for which we have provided a full valuation allowance. We have Norway net operating loss carryforwards of $13.3 million and $13.9 million for the years ended December 31, 2019 and 2018, respectively, which can be carried forward indefinitely.

Included above are deferred tax assets associated with our branch operations in the U.K. for which we have provided a full valuation allowance. We have U.K. net operating loss carryforwards of $5.5 million and $7.5 million for the years ended December 31, 2019 and 2018, respectively, which can be carried forward indefinitely.

Included above are deferred tax assets associated with Prestige. We have U.S. net operating loss carryforwards of $145.0 million and $177.5 million for the years ended December 31, 2019 and 2018, respectively, which begin to expire in 2031. Utilization of the Prestige net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously and/or that could occur in the future, as provided by Section 382 of the Internal Revenue Code of 1986 (“Section 382”). Ownership changes may limit the amount of net operating loss carryforwards that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period. If we have experienced an ownership change, utilization of Prestige’s net operating loss carryforwards would be subject to an annual limitation under Section 382. Any limitation may result in expiration of a portion of the net operating loss carryforwards before utilization. Subsequent ownership changes could further impact the limitation in future years. We implemented certain tax restructuring strategies that created our ability to utilize the net operating loss carryforwards of Prestige, for which we had previously provided a full valuation allowance. In March 2019, we completed a Section 382 study that determined the amount of the Prestige net operations loss carryforwards that can be utilized against future taxable income resulting in a tax benefit of $35.7 million in connection with the reversal of substantially all of the Prestige valuation allowance.

In December 2017, the Tax Cuts and Jobs Act (the “Act”) was enacted. Among other provisions, the Act reduces the U.S. federal corporate tax rate from 35% to 21%. Also in December 2017, the SEC staff issued SAB No. 118, which addresses the recognition of provisional amounts when a company does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete its accounting for the effect of the changes in the Act. The measurement period ends when a company has obtained, prepared and analyzed the information necessary to finalize its accounting, but cannot extend beyond one year. The Company completed the accounting for the tax effects of enactment of the Act. There is no material change to the $4.5 million reduction of the value of net deferred tax liabilities (which represents future tax expenses) recorded in 2017 as a discrete tax benefit resulting from the federal corporate income tax rate reduction. Other aspects of the Act were either not applicable or did not have a material impact on the Company’s consolidated financial statements.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	As of December 31,
	2019	2018
Unrecognized tax benefits, beginning of the year	$532	$532
Gross increases in tax positions from prior periods	200	—
Unrecognized tax benefits, end of year	$732	$532

If the $0.7 million of unrecognized tax benefits at December 31, 2019 were recognized, our effective tax rate would be minimally affected. We believe that there will not be a significant increase or decrease to the tax positions within 12 months of the reporting date. We recognize interest and penalties related to unrecognized tax benefits in income tax benefit (expense).

We file income tax returns in the U.S. federal jurisdiction, various U.S. state jurisdictions and foreign jurisdictions. We are generally no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by authorities for years prior to 2016, except for years in which NOLs generated prior to 2016 are utilized.

Due to our international structure as well as the existence of international tax treaties that exempt taxation on certain activities, the repatriation of earnings from our subsidiaries would have no tax impact.

We derive our income from the international operation of ships. We are engaged in a trade or business in the U.S. and receive income from sources within the U.S. Under Section 883, certain foreign corporations are exempt from U. S. federal income or branch profits tax on U.S.-source income derived from or incidental to the international operation of ships. Applicable U.S. treasury regulations provide that a foreign corporation will qualify for the benefits of Section 883 if, in relevant part: (i) the foreign country in which the corporation is organized grants an equivalent exemption for income from the international operation of ships to corporations organized in the U.S., and (ii) the foreign corporation has one or more classes of stock that are “primarily and regularly traded on an established securities market” in the U.S. or another qualifying country. We believe that we qualify for the benefits of Section 883 because we are incorporated in qualifying countries and our ordinary shares are primarily and regularly traded on an established securities market in the U.S.